Commercial Scale Solar Investor Presentation January 2023

Cautionary Statements And Risk Factors That May Affect Future Results 2 The following presentation for Altus Power, Inc. (“Altus Power” or the “Company”) has been prepared by Altus Power’s management. You should read the presentation together with our condensed consolidated financial statements and related notes appearing in our 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 24, 2022 (the “2021 Annual Report on Form 10-K”) and subsequent Quarterly Reports on Form 10-Q. Any references in this section to “we,” “our” or “us” shall mean Altus Power. In addition to historical information, this presentation contains statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as “aims,” "believes," "expects," "intends," "may," “could,” "will," "should," "plans," “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “strategy,” “vision,” or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward-looking statements are only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to, the risks as described in the "Risk Factors" in our 2021 Annual Report on Form 10-K These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We are not obligated to update these forward-looking statements, even though our situation may change in the future. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the risk that pending acquisitions may not close in the anticipated timeframe or at all due to a closing condition not being met; (2) the ability of Altus Power to recognize the benefits of any completed acquisitions or acquisitions that Altus Power may transact in the future, include the acquisition of these solar assets; (3) failure to obtain required consents or regulatory approvals in a timely manner or otherwise; (4) the ability of Altus Power to successfully integrate the acquisition of solar assets into its business and generate profit from their operations; (5) the ability of Altus Power to retain customers and maintain and expand relationships with business partners, suppliers and customers; (6) the risk of litigation and/or regulatory actions related to the proposed acquisition of solar assets; (7) the possibility that Altus Power may be adversely affected by other economic, business, regulatory and/or competitive factors; and (8) the impact of COVID-19, inflationary pressures, and supply chain issues on Altus Power’s business. The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in the presentation. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value. The information contained in the presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Our Strategic Partners and their Access to Real Estate is a Core Strength All Supporting our Project Pipeline Owner/manager of over 7 billion square feet of commercial real estate globally Existing Channel Partners & Repeat Customers 1Blackstone and Link Logistics figures as of Q3, 2022 reporting period Robust Stream of Potential Customers with Minimal Acquisition Costs Owner of over 1.4 billion square feet of commercial real estate globally1 Efficient Access to Clients and Assets

Continuing to Leverage our Partnership with Established Developers

Client and Asset Addition are Organic to Altus Power

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Acquisition from TGC, definitive agreement Dec 27, 2022[1]

- ✓ ~220 MWs for $293 Million
- ✓ Expansion of partnership with TGC with majority of new assets and customers located in New York and California
- ✓ New markets of DE and SC and additional scale in CO, IL, MA, and NJ

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Acquisition from D.E. Shaw Renewable Investments (DESRI), Nov 14 2022

- ✓ ~88 MWs for $201 Million
- ✓ Assets across 8 states including new markets of AZ, NV, PA, and IN

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Growing Scale for Altus Power's Customer-Centric Strategy

1) Long-term contracted with predominantly investment-grade counterparties or community customers
2) All Commercial-scale projects from ~1-20 megawatts in size
3) Potential for battery storage and charging stations for electric vehicle fleets

[1] This acquisition is subject to certain closing conditions and though the closing is expected during first quarter 2023, there is no guarantee as to when or if the prospective acquisition will be realized or make a positive contribution to our operating results.

Altus Power Has Been Structured to Provide Efficient Access to Capital 4 Executing On Multiple Funding Sources in a Volatile Environment I. Securitization Financing – Investment Grade Term Loan Facility led by Blackstone ❑ 3.51% Fixed Rate on ~$500mm currently ❑ Expected to finance TGC transaction with additional draw from Blackstone funding facility at attractive spread to prevailing US 10yr rate and cash on hand Bank Loan Financing ❑ $141.3 Million Term Loan and LCs closed Dec 23rd, which with interest rate swap, provided for effective long-term fixed rate of 4.885% ❑ Provides term financing for previously announced DESRI transaction Revolving Credit Facility ❑ Up to $200 million with 5-year maturity and interest of SOFR plus spread between 160 - 260 bps on drawn balances ❑ Available for general corporate purposes to supports asset growth and ability to serve additional customers with solar energy generation, storage and vehicle charging

Executing on our Strategy - Increasing Construction Capacity 6 Altus Power’s Development Team ✓ Primary interface with CBRE Project Management ✓ Coordinate all pre-construction permitting, interconnection, and utility relationships through local PJM offices ✓ Carry projects into construction, with handoff to Altus Power Construction Management team In House Construction Team Leveraging CBRE Construction Muscle Origination Development Engineering & Design Construction Management Energy Optimization & Customer Experience

Altus Power’s Competitive Moat 7 1”Profitability” refers to positive adjusted EBITDA and adjusted EBITDA margins. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Altus Power Combines Several Key Strengths 1”Profitability” refers to positive adjusted EBITDA and adjusted EBITDA margins. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Flexible Access to Capital Profitable with Annual Recurring Revenue1 Industry Leading Strategic Partners

Altus Power, based in Stamford, Connecticut, is the premier independent commercial-scale clean electrification company serving commercial, industrial, public sector and community solar customers with end-to-end solutions. Altus Power originates, develops, owns and operates locally-sited solar generation, energy storage and charging infrastructure across the nation. Visit www.altuspower.com to learn more.

Non-GAAP Definitions 9 Adjusted EBITDA is a non-GAAP financial measure and is defined as net income (loss) plus net interest expense, depreciation, amortization and accretion expense, income tax expense, acquisition and entity formation costs, non-cash compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain on fair value remeasurement of contingent consideration, gain on disposal of property, plant and equipment, change in fair value of redeemable warrant liability, change in fair value of alignment shares, loss on extinguishment of debt, and other miscellaneous items of other income and expenses. Adjusted EBITDA margin is a non-GAAP financial measure and is defined as Adjusted EBITDA divided by operating revenues. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that we use to measure out performance. We believe that investors and analysts also use adjusted EBITDA in evaluating our operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA as calculated by other companies and investors and analysts should read carefully the components of our calculations of these non-GAAP financial measures. We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. These adjustments are intended to exclude items that are not indicative of the ongoing operating performance of the business. Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort, items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value of alignment shares. These items are uncertain, depend on various factors, and could be material to Altus Power’s results computed in accordance with GAAP.